SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2008
Health Fitness Corporation
(Exact name of Registrant as Specified in its Charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-25064 (Commission File Number)	41-1580506 (IRS Employer Identification No.)
1650 W. 82nd Street, Suite 1100
Bloomington, Minnesota 55431
(Address of Principal Executive Offices and Zip Code)
(952) 831-6830
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
On October 6, 2008, Health Fitness Corporation (the “Company”) amended its Amended and Restated Articles of Incorporation to effect a one-for-two reverse stock split of its outstanding shares of Common Stock (the “Reverse Stock Split”) by filing Articles of Amendment with the Secretary of State of the State of Minnesota, which became effective upon the close of business on October 6, 2008 (the “Effective Time”). The Company previously announced the Reverse Stock Split on September 24, 2008.
As a result of the Reverse Stock Split, every two shares of the Company’s Common Stock have been converted into one share of the Company’s Common Stock. All fractional shares resulting from the Reverse Stock Split have been rounded down, such that each holder of Common Stock who would otherwise have been entitled to a fraction of a share upon surrender of such holder’s certificates is entitled to receive a cash payment equal to the last closing price (immediately before the Effective Time) for one (1) share of the Company’s Common Stock. The aggregate number of shares of capital stock that the Company is authorized to issue was proportionally reduced in the Articles of Amendment from 60 million to 30 million, including a reduction in the number of authorized shares of Common Stock from 50 million to 25 million, to reflect the Reverse Stock Split.
Under Minnesota law, no shareholder approval of the filing of the Articles of Amendment was required. The Reverse Stock Split does not change the proportionate ownership interest of the shareholders of the Company, nor have the voting rights or other rights of shareholders been changed (except for the rights of shareholders to receive cash in lieu of fractional shares).
All outstanding stock options, warrants and all other contractual rights entitling the holders of such rights to acquire shares of Common Stock of the Company outstanding at the Effective Time have been appropriately adjusted to give effect to the Reverse Stock Split.
A new CUSIP number (42217V 201) has been issued for the Company’s Common Stock to distinguish stock certificates issued after the Effective Time, and the new symbol under which the Common Stock will trade on the Over-the-Counter Bulletin Board is HFIC. Informational letters will be sent to all shareholders of record at the Effective Time by the Company’s transfer agent, Wells Fargo Shareowner Services.
ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
The information set forth in Item 3.03 of this report is incorporated in this Item 5.03 by reference in its entirety.
A copy of the Articles of Amendment to the Amended and Restated Articles of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
ITEM 8.01 OTHER ITEMS.
The information set forth in Item 3.03 of this report is incorporated in this Item 8.01 by reference in its entirety.

The Company currently has eight registration statements on Form S-8 that register the resale of Common Stock and Common Stock underlying stock options and other compensation plan awards. The SEC allows the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the termination of the offerings covered by registration statements filed on Form S-8. The information incorporated by reference is considered to be part of the prospectus included within those registration statements. Information in this Form 8-K is therefore intended to be automatically incorporated into the outstanding Form S-8 registration statements, thereby amending them.
Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the amounts of undistributed shares of Common Stock deemed to be covered by each of the following effective registration statements of the Company have been proportionately reduced to give effect to the Reverse Stock Split (subject, in the case of shares of Common Stock issuable upon conversion or exercise of stock options and other compensation plan awards pursuant to such registration statements, to the terms of such securities):
1.	Registration Statement No. 333-00874 on Form S-8

2.	Registration Statement No. 333-00876 on Form S-8

3.	Registration Statement No. 333-32424 on Form S-8

4.	Registration Statement No. 333-67632 on Form S-8

5.	Registration Statement No. 333-101049 on Form S-8

6.	Registration Statement No. 333-116489 on Form S-8

7.	Registration Statement No. 333-136835 on Form S-8

8.	Registration Statement No. 333-136837 on Form S-8
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial Statements: None.

(b)	Pro Forma Financial Information: None.

(c)	Shell Company Transactions: None.

(d)	Exhibits:

Exhibit 3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Health Fitness Corporation.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 6, 2008

HEALTH FITNESS CORPORATION
By:	/s/ Wesley W. Winnekins
Wesley W. Winnekins
Chief Financial Officer

EXHIBIT INDEX
Health Fitness Corporation
Form 8-K Current Report

Exhibit Number	Description

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Health Fitness Corporation.